CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Philip K. Polkinghorn, President of The Phoenix Edge Series Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 3, 2009                      /s/ Philip K. Polkinghorn
     -------------------------------       -------------------------------------
                                           Philip K. Polkinghorn, President
                                           (principal executive officer)


I, W. Patrick Bradley, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of The Phoenix Edge Series Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 3, 2009                      /s/ W. Patrick Bradley
     -------------------------------        ------------------------------------
                                            W. Patrick Bradley, Vice President,
                                            Chief Financial Officer, Treasurer
                                            and Principal Accounting Officer
                                            (principal financial officer)